GOLDMAN SACHS TRUST (the “Trust”)

Goldman Sachs Structured Flex Funds

Class A, C and Institutional Shares of

Goldman Sachs Structured U.S. Equity Flex Fund
Goldman Sachs Structured International Equity Flex Fund (the “Funds”)

Supplement dated April 2, 2007 to the

Prospectuses dated February 28, 2007

Effective May 1, 2007, the Funds may begin to engage in securities lending in order to generate return. Securities lending involves the lending of securities owned by a fund to financial institutions such as broker-dealers in return for collateral. Securities lending may increase a fund’s return, but also creates certain risks, including the risk of loss if the borrower breaches its agreement with the fund or if the borrower becomes insolvent. Each Fund anticipates that it may initially lend up to approximately 10% of its total assets through a securities lending program during the Fund’s fiscal year ended October 31, 2007. This percentage may increase subsequently to 33 1/3%, the maximum permitted by law.

This supplement updates the disclosure contained in the Prospectuses and the Statement of Additional Information (“Additional Statement”) as follows:

Prospectuses:

The tables in the section of the Prospectuses entitled “Other Investment Practices and Securities” on pages 8 and 9 are hereby replaced in their entirety with the following:

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation		Structured
on usage; limited only by the	Structured	International
objectives and strategies of the Fund	U.S. Equity	Equity
— Not permitted*	Flex Fund	Flex Fund

Investment Practices

Borrowings	33 1/3	33 1/3
Cross Hedging of Currencies	•	•
Currency Swaps**	—	•
Custodial Receipts and Trust Certificates	•	•
Equity Swaps**	•	•
Foreign Currency Transactions***	•	•
Futures Contracts and Options on Futures Contracts	•[1]	•
Investment Company Securities (including exchange traded funds)	10	10
Repurchase Agreements	•	•
Securities Lending****	10	10
Short Sales	50	50
Unseasoned Companies	•	•
Warrants and Stock Purchase Rights	•	•
When-Issued Securities and Forward Commitments	•	•

*	Each Fund may, however, invest securities lending collateral in registered funds that invest in such instruments.
**	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
***	Limited by the amount the Funds invest in foreign securities.
****	Each Fund anticipates that it may lend up to 10% of its total assets through a securities lending program during the Fund’s fiscal year ended October 31, 2007. This percentage may increase subsequently to 33 1/3%, the maximum permitted by law.
[1]	The Structured U.S. Equity Flex Fund may enter into futures transactions only with respect to the S&P 500® Index.

10 Percent of total assets (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation		Structured
on usage; limited only by the	Structured	International
objectives and strategies of the Fund	U.S. Equity	Equity
— Not permitted*	Flex Fund	Flex Fund

Investment Securities

American, European and Global Depository Receipts	•[2]	•
Bank Obligations[3]	•	•
Corporate Debt Obligations[3]	•	•
Equity Investments	80+	80+
Fixed-Income Securities[3,4]	20	20
Foreign Securities	•[5]	•
Foreign Government Securities	—	•[3]
Real Estate Investment Trusts	•	•
Structured Securities**	•	•
Temporary Investments	35	35
U.S. Government Securities[3]	•	•

*	Each Fund may, however, invest securities lending collateral in registered funds that invest in such instruments.
**	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.
[2]	The Structured U.S. Equity Flex Fund may not invest in European Depositary Receipts.
[3]	Limited by the amount the Funds invest in fixed-income securities and limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.
[4]	Fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[5]	Equity securities of foreign issuers must be traded in the United States.

The table in the section of the Prospectuses entitled “Principal Risks of the Funds” on page 10 is hereby replaced in its entirety with the following:

Structured
	Structured	International
• Applicable	U.S. Equity	Equity
— Not applicable*	Flex Fund	Flex Fund

Investment Securities

Short Selling	•	•
Swaps	•	•
Credit/Default	•	•
Foreign	—	•
Stock	•	•
Derivatives	•	•
Management	•	•
Market	•	•
Liquidity	•	•
Investment Style	•	•
Geographic	—	•

*	Each Fund may, however, invest securities lending collateral in registered or unregistered funds that invest in instruments subject to such risks.

The following information is inserted as the last paragraph in the section entitled “Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs” beginning on page 22 of the Class A and C Shares Prospectus and beginning on page 21 of the Institutional Shares Prospectus:

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds may retain an affiliate of the Investment Adviser to serve as the securities lending agent for the Funds to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on each Fund’s investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

The third sentence of the second paragraph in the section entitled “Distributions” on page 55 of the Class A and C Shares Prospectus and beginning on page 42 of the Institutional Shares Prospectus is hereby replaced in its entirety with the following:

The amount of a Fund’s distributions that qualifies for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations.

The following information is inserted above the section entitled “Repurchase Agreements” on page 69 of Appendix A to the Prospectuses:

Lending of Portfolio Securities. The Funds may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Funds in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or a Fund’s custodian or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not initially exceed 10% of the value of the total assets of a Fund (including the loan collateral) through the Fund’s fiscal year ended October 31, 2007. This percentage may increase subsequently to 33 1/3%, the maximum permitted by law. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Additional Statement:

The first paragraph in the section entitled “Investment Objectives and Policies” on page B-1 of the Additional Statement is hereby replaced in its entirety with the following:

Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. Each Fund is a diversified, open-end management company (as defined in the Investment Company Act of 1940, as amended (the “Act”). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to each Fund, to the extent required by U.S. Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice before any change in the Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) or total assets (not including securities lending collateral and any investment of that collateral) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.

The following discussion is hereby inserted in the “Investment Objectives and Policies” section on page B-18 of the Additional Statement above the section entitled “Repurchase Agreements”:

Lending of Portfolio Securities

Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers (including Goldman Sachs), and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but a Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of securities loaned by a Fund will not initially exceed 10% of the value of the Fund’s total assets (including the loan collateral) through the Fund’s fiscal year ended October 31, 2007. This percentage may increase subsequently to 33 1/3%, the maximum permitted by law. Loan collateral (including any investment of that collateral) is not subject to the percentage limitation described elsewhere in this Additional Statement or the Prospectuses regarding investing in fixed income and other securities.

The Funds’ Board of Trustees has approved each Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Funds. For these services the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investments of cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions. The lending agent may, on behalf of the Funds, invest cash collateral received by the Funds for securities loans in, among other things, other registered or unregistered funds. These funds include private investing funds or money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities and which pay the Investment Adviser or its affiliates for these services. The Funds’ Board of

Trustees will periodically review securities loan transactions for which the Goldman Sachs affiliate has acted as lending agent for compliance with the Funds’ securities lending procedures. Goldman Sachs also has been approved as a borrower under the Funds’ securities lending program, subject to certain conditions.